[CENVEO logo](TM)
                                                                  EXHIBIT 99.1

                                                                  NEWS RELEASE

                 CENVEO ANNOUNCES FOURTH QUARTER 2006 RESULTS

                  4th Quarter EPS of $0.51 per diluted share

              4th Quarter Non-GAAP EPS of $0.31 per diluted share

     4th Quarter Adjusted EBITDA of $43.2 million, up 22% from prior year

          Strong cash flow from operations generated in 4th Quarter

STAMFORD, CT - (FEBRUARY 28, 2007) - Cenveo, Inc. (NYSE: CVO) today announced its results for the three months and full year ended December 31, 2006.

For the fourth quarter, the Company reported net income of $27.9 million, or $0.51 per diluted share as compared to a net loss of $37.8 million, or $(0.71) per diluted share, in the fourth quarter of 2005. The fourth quarter 2006 results include restructuring and impairment charges of $5.7 million, as compared to $37.8 million in 2005. Net sales for the quarter decreased to $384.2 million from $407.4 million in 2005, primarily due to the Company's decision to close or divest non-strategic businesses since the fourth quarter of 2005. In December 2006, the Company decided to sell its remaining units in the Supremex Income Fund prior to the end of the first quarter of 2007 and, accordingly, the operating revenues and expenses of Supremex have been classified as discontinued operations for all periods presented, beginning in the fourth quarter of 2006.

Non-GAAP net income totaled $16.8 million or $0.31 per diluted share in the fourth quarter of 2006. Non-GAAP net income excludes restructuring, impairment and other charges, gain (loss) on sale of non strategic businesses, loss on early extinguishment of debt, the income tax benefit on the recognition of deferred tax assets, and discontinued operations, net of taxes. A reconciliation of net income to Non-GAAP net income for these adjustments is presented in the attached tables. Non-GAAP operating income in


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2006 was $31.8 million or an 8.3% margin reflecting the benefits of our restructuring efforts which continue to drive margin improvement. Non-GAAP operating income excludes restructuring, impairment and other charges. A reconciliation of operating income to non-GAAP operating income is presented in the attached tables.

Adjusted EBITDA means earnings before interest, taxes, depreciation and amortization, excluding restructuring, impairment, and other charges, gain
(loss) on sale of non-strategic businesses, divested operations EBITDA, additional stock compensation expense on the adoption of SFAS 123R, loss on early extinguishment of debt, and income (loss) from discontinued operations, net of taxes, and Adjusted EBITDA in the fourth quarter of 2006, was $43.2 million as compared to $35.6 million in the same period last year, an increase of 22%. An explanation of the Company's use of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income is provided in the attached tables.

For the year, the Company reported net income of $118.7 million, or $2.23 per diluted share as compared to a net loss of $135.1 million, or $(2.70) per diluted share. The results for 2006 include restructuring, impairment, and others charges of $41.1 million, income from discontinued operations, net of taxes of $140.5 million, and the loss on early extinguishment of debt of $32.7 million. Net sales for the year decreased to $1.51 billion from $1.59 billion in 2005, primarily due to the Company's decision to close or divest non-strategic businesses. Non-GAAP operating income was $107.8 million in 2006 or a 7.1% margin. A reconciliation of operating income to non-GAAP operating income is presented in the attached tables.

For the year, Adjusted EBITDA was $152.9 million as compared to $96.5 million in the same period last year, an increase of 59%. An explanation of the Company's use of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income is provided in the attached tables.

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For the year, Non-GAAP net income totaled $44.8 million or $0.83 per diluted share as compared to the previously issued guidance of $0.76 per diluted share. A reconciliation of net income to Non-GAAP net income for these adjustments is presented in the attached tables.

ROBERT G. BURTON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER STATED:
"As I committed when I arrived at Cenveo in September of 2005, 2006 was going to be the year in which Cenveo got back to basics. We have done this by aggressively controlling our costs, restructuring our operating platform, divesting non-core operations, intensifying our focus on our customers, making or announcing several strategic acquisitions, and increasing our accountability to our shareholders. While we accomplished a lot in a very short timeframe, our mission to realize Cenveo's potential is not complete. I feel that 2006 was a significant first step in re-establishing ourselves as a printing industry leader and a management team that is responsive to the needs of our customers, employees, and shareholders."

MR. BURTON CONTINUED:
"Cenveo had a solid year of operating improvement in 2006, highlighted by substantial progress in our commercial printing segment and continued improved performance in our envelope, forms and labels group. In 2006, we also improved our capital structure, including our debt and leverage statistics, by selling our Canadian subsidiary Supremex and other certain assets and by focusing on our working capital. These operational improvements and focus on our capital structure has resulted in a substantial improvement in our free cash flow. We expect to continue to see stronger results across our business units in 2007. Our operating margins continue to expand, our cash flows continue to improve, and our one-stop shopping sales platform will drive incremental sales growth."

"We also announced several strategic acquisitions since our arrival in 2005. Acquiring Rx Technology back in July 2006 added strength to and supplemented our label operations. Rx is a growing operation that complements our existing business while contributing to

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our various cross-selling initiatives. In February 2007, we completed the acquisition of Printegra, which was a highly strategic acquisition in the short run printing marketplace that fits very well with our current product offerings. This acquisition creates the opportunity for Cenveo to better serve its customers and allows us to offer Printegra's customers Cenveo's extensive range of products and services. In December 2006, we entered into a definitive merger agreement with Cadmus Communications Corporation, which will form the third largest printing company in North America. Cadmus, with its highly regarded reputation for excellence and strategically niched product offering, is a perfect complement to broaden Cenveo's product line. These accretive acquisitions position the Company nicely for future growth."

MR. BURTON CONCLUDED:
"2006 is now behind us. It was a year of positive traction but a year that overall was still not up to this company's full potential. 2007 is the year at hand and we are focusing everyday on showing marked improvement over 2006. We have developed an aggressive action plan to further deliver results for our customers, employees, and shareholders. We look to quickly integrate our recently announced acquisitions and use our business plan to improve the quality of our revenues everyday through organic and acquisition growth, while simultaneously reducing costs and improving manufacturing productivity. We will use our strong cash flow to pay down debt and invest in our business via capital expenditures and acquisition. I am very pleased with the progress the Company has made since our management team arrived. We have executed on our turnaround plan and have consistently delivered on our financial commitments each quarter. We understand what our customers and shareholders expect from us in 2007, and we are as committed as ever to deliver."

CONFERENCE CALL:
Cenveo will host a conference call tomorrow, Thursday March 1, 2007, at 10:00 a.m. Eastern Time. The conference call will be available via webcast, which can be accessed via the Internet at www.cenveo.com.

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
-------------------------------------------------------------------------------------------------------------------------
                                              CENVEO, INC., AND SUBSIDIARIES
                                     Condensed Consolidated Statements of Operations
                                          (in thousands, except per share data)
                                                       (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                            THREE MONTHS ENDED                    YEARS ENDED
                                                               DECEMBER 31,                       DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                          2006              2005             2006              2005
-------------------------------------------------------------------------------------------------------------------------
Net sales                                                 $ 384,175         $ 407,426      $ 1,511,224       $ 1,594,781
-------------------------------------------------------------------------------------------------------------------------
Cost of sales                                               307,268           335,040        1,208,500         1,319,950
-------------------------------------------------------------------------------------------------------------------------
Selling, general and administrative                          43,602            47,354          189,476           218,740
-------------------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                             1,488             1,269            5,473             5,147
-------------------------------------------------------------------------------------------------------------------------
Restructuring, impairment and other charges                   5,705            37,793           41,096            77,254
-------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                 26,112           (14,030)          66,679           (26,310)
-------------------------------------------------------------------------------------------------------------------------
Loss on sale of non-strategic businesses                        186             2,459            2,035             4,479
-------------------------------------------------------------------------------------------------------------------------
Interest expense, net                                        13,967            18,656           60,980            73,821
-------------------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                             --                --           32,744                --
-------------------------------------------------------------------------------------------------------------------------
Other (income) expense, net                                     306               (60)             (78)            1,143
-------------------------------------------------------------------------------------------------------------------------
(Loss) income from continuing operations
          before income taxes                                11,653           (35,085)         (29,002)         (105,753)
-------------------------------------------------------------------------------------------------------------------------
Income tax (benefit) expense                                (11,881)             (547)          (7,177)           42,348
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                     23,534           (34,538)         (21,825)         (148,101)
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from discontinued operations,
          net of taxes                                        4,397            (3,271)         140,480            13,049
-------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                     $ 27,931         $ (37,809)       $ 118,655        $ (135,052)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) per share from continuing
          operations - basic                                 $ 0.44           $ (0.65)         $ (0.41)          $ (2.96)
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) per share from continuing
          operations - diluted                                 0.43             (0.65)           (0.41)            (2.96)
-------------------------------------------------------------------------------------------------------------------------
     Income per share from discontinued
          operations - basic and diluted                       0.08             (0.06)            2.64              0.26
-------------------------------------------------------------------------------------------------------------------------
     Net income (loss) per share - basic                       0.52             (0.71)            2.23             (2.70)
-------------------------------------------------------------------------------------------------------------------------
     Net income (loss) per share - diluted                     0.51             (0.71)            2.23             (2.70)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Weighted average shares - basic                         53,444            53,342           53,288            50,038
-------------------------------------------------------------------------------------------------------------------------
     Weighted average shares - diluted                       54,269            53,342           53,288            50,038
-------------------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------
                                        CENVEO, INC., AND SUBSIDIARIES
                              Reconciliation of Net Income to Non-GAAP Net Income
                                     (in thousands, except per share data)
                                                  (Unaudited)

---------------------------------------------------------------------------------------------------------------
                                                              THREE MONTHS ENDED DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------------
                                                                             ADJUSTMENTS
                                                        AS REPORTED          TO NON-GAAP            NON-GAAP
---------------------------------------------------------------------------------------------------------------
Net sales                                                   $ 384,175                  --            $ 384,175
---------------------------------------------------------------------------------------------------------------
Cost of sales                                                 307,268                  --              307,268
---------------------------------------------------------------------------------------------------------------
Selling, general and administrative                            43,602                  --               43,602
---------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                               1,488                  --                1,488
---------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                            5,705              (5,705)                  --
---------------------------------------------------------------------------------------------------------------
     Operating income                                          26,112               5,705               31,817
---------------------------------------------------------------------------------------------------------------
Loss on sale of non-strategic businesses                          186                (186)                  --
---------------------------------------------------------------------------------------------------------------
Interest expense, net                                          13,967                  --               13,967
---------------------------------------------------------------------------------------------------------------
Other expense, net                                                306                  --                  306
---------------------------------------------------------------------------------------------------------------
      Income before income taxes                               11,653               5,891               17,544
---------------------------------------------------------------------------------------------------------------
Income tax (benefit) expense                                  (11,881)             12,672                  791
---------------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations                  23,534              (6,781)              16,753
---------------------------------------------------------------------------------------------------------------
Income from discontinued operations, net of
          taxes                                                 4,397              (4,397)                  --
---------------------------------------------------------------------------------------------------------------
     Net income (loss)                                       $ 27,931             (11,178)            $ 16,753
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Income (loss) per share from continuing
          operations - basic                                   $ 0.44                  --               $ 0.31
---------------------------------------------------------------------------------------------------------------
     Income (loss) per share from continuing
          operations - diluted                                   0.43                  --                 0.31
---------------------------------------------------------------------------------------------------------------
     Income per share from discontinued
          operations - basic and diluted                         0.08                  --                   --
---------------------------------------------------------------------------------------------------------------
     Net income (loss) per share - basic                         0.52                  --                 0.31
---------------------------------------------------------------------------------------------------------------
     Net income (loss) per share - diluted                       0.51                  --                 0.31
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Weighted average shares - basic                           53,444                  --               53,444
---------------------------------------------------------------------------------------------------------------
     Weighted average shares - diluted                         54,269                  --               54,269
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          CENVEO, INC., AND SUBSIDIARIES
                               Reconciliation of Net Income to Non-GAAP Net Income
                                      (in thousands, except per share data)
                                                   (Unaudited)

-----------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------
                                                                                  ADJUSTMENTS
                                                                AS REPORTED       TO NON-GAAP         NON-GAAP
----------------------------------------------------------------------------------------------------------------
Net sales                                                        $ 1,511,224                --      $ 1,511,224
----------------------------------------------------------------------------------------------------------------
Cost of sales                                                      1,208,500                --        1,208,500
----------------------------------------------------------------------------------------------------------------
Selling, general and administrative                                  189,476                --          189,476
----------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                      5,473                --            5,473
----------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                                  41,096           (41,096)              --
----------------------------------------------------------------------------------------------------------------
     Operating income                                                 66,679            41,096          107,775
----------------------------------------------------------------------------------------------------------------
Loss on sale of non-strategic businesses                               2,035            (2,035)              --
----------------------------------------------------------------------------------------------------------------
Interest expense, net                                                 60,980                --           60,980
----------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                                  32,744           (32,744)              --
----------------------------------------------------------------------------------------------------------------
Other income, net                                                        (78)               --              (78)
----------------------------------------------------------------------------------------------------------------
      Income (loss) before income taxes                              (29,002)           75,875           46,873
----------------------------------------------------------------------------------------------------------------
Income tax (benefit) expense                                          (7,177)            9,250            2,073
----------------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations                        (21,825)           66,625           44,800
----------------------------------------------------------------------------------------------------------------
Income from discontinued operations, net of taxes                    140,480          (140,480)              --
----------------------------------------------------------------------------------------------------------------
      Net income                                                   $ 118,655           (73,855)        $ 44,800
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     Income (loss) per share from continuing operations -
          basic                                                      $ (0.41)               --           $ 0.84
----------------------------------------------------------------------------------------------------------------
     Income (loss) per share from continuing operations -
          diluted                                                      (0.41)               --             0.83
----------------------------------------------------------------------------------------------------------------
     Income per share from discontinued operations -
          basic and diluted                                             2.64                --               --
----------------------------------------------------------------------------------------------------------------
     Net income (loss) per share - basic                                2.23                --             0.84
----------------------------------------------------------------------------------------------------------------
     Net income (loss) per share - diluted                              2.23                --             0.83
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     Weighted average shares - basic                                  53,288                --           53,288
----------------------------------------------------------------------------------------------------------------
     Weighted average shares - diluted                                53,288                --           54,075
----------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------
                                           CENVEO, INC., AND SUBSIDIARIES
                               Reconciliation of Net Income (Loss) to Adjusted EBITDA
                                                   (in thousands)
--------------------------------------------------------------------------------------------------------------------
                                                            THREE MONTHS ENDED                 YEARS ENDED
                                                               DECEMBER 31,                   DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
                                                              2006           2005           2006            2005
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net Income (loss)                                            $ 27,931      $ (37,809)     $ 118,655      $ (135,052)
--------------------------------------------------------------------------------------------------------------------
     Interest expense                                          13,967         18,656         60,980          73,821
--------------------------------------------------------------------------------------------------------------------
     Income taxes                                             (11,881)          (547)        (7,177)         42,348
--------------------------------------------------------------------------------------------------------------------
     Depreciation                                               8,717         10,933         35,220          43,101
--------------------------------------------------------------------------------------------------------------------
     Amortization of intangible assets                          1,488          1,269          5,473           5,147
--------------------------------------------------------------------------------------------------------------------
     Restructuring, impairment and other charges                5,705         37,793         41,096          77,254
--------------------------------------------------------------------------------------------------------------------
     Loss on sale of non-strategic businesses                     186          2,459          2,035           4,479
--------------------------------------------------------------------------------------------------------------------
     Loss on early extinguishment of debt                          --             --         32,744              --
--------------------------------------------------------------------------------------------------------------------
     Divested operations                                           52           (450)         1,105          (1,556)
--------------------------------------------------------------------------------------------------------------------
     Additional stock compensation expense on the
      adoption of SFAS 123R                                     1,479             --          3,292              --
--------------------------------------------------------------------------------------------------------------------
     (Income) loss from discontinued operations, net
      of taxes                                                 (4,397)         3,271       (140,480)        (13,049)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA, as defined                                  $ 43,247       $ 35,575      $ 152,943        $ 96,493
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Supremex operations                                                --         10,674          9,784          37,837
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA, as defined and Supremex operations           $43,247       $ 46,249       $162,727       $ 134,330
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


                                        CENVEO, INC., AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                                (in thousands)

-------------------------------------------------------------------------------------------------------------
                                                                    DECEMBER 31, 2006     DECEMBER 31, 2005
                                                                   ------------------- ----------------------
--------------------------------------------------------------------------------------------------------------------
                              ASSETS
--------------------------------------------------------------------------------------------------------------------
Current assets:
--------------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents                                         $   10,558            $  1,035
--------------------------------------------------------------------------------------------------------------------
     Accounts receivable, net                                             230,098             247,277
--------------------------------------------------------------------------------------------------------------------
     Inventories                                                           92,406             108,704
--------------------------------------------------------------------------------------------------------------------
     Assets held for sale                                                  51,966                  --
--------------------------------------------------------------------------------------------------------------------
     Prepaid and other current assets                                      41,413              25,767
                                                                           ------              ------
--------------------------------------------------------------------------------------------------------------------
         Total current assets                                             426,441             382,783
--------------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                                        251,103             317,606
--------------------------------------------------------------------------------------------------------------------
Goodwill                                                                  258,136             311,146
--------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                                               31,985              23,961
--------------------------------------------------------------------------------------------------------------------
Other assets, net                                                          34,285              44,068
                                                                           ------              ------
--------------------------------------------------------------------------------------------------------------------
         Total assets                                                  $1,001,950          $1,079,564
                                                                       ==========          ==========
--------------------------------------------------------------------------------------------------------------------
         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------------------------------------------
Current liabilities:
--------------------------------------------------------------------------------------------------------------------
     Current maturities of long-term debt                                   7,513               2,791
--------------------------------------------------------------------------------------------------------------------
     Accounts payable                                                     116,067             124,901
--------------------------------------------------------------------------------------------------------------------
     Accrued compensation and related liabilities                          40,242              53,765
--------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                             63,609              79,051
                                                                           ------              ------
--------------------------------------------------------------------------------------------------------------------
         Total current liabilities                                        227,431             260,508
--------------------------------------------------------------------------------------------------------------------
Long-term debt                                                            667,782             809,345
--------------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                       4,356              10,045
--------------------------------------------------------------------------------------------------------------------
Other liabilities                                                          40,640              49,216
--------------------------------------------------------------------------------------------------------------------
Shareholders' equity (deficit):
--------------------------------------------------------------------------------------------------------------------
     Preferred stock                                                           --                  --
--------------------------------------------------------------------------------------------------------------------
     Common stock                                                             535                 530
--------------------------------------------------------------------------------------------------------------------
     Paid-in capital                                                      244,894             239,432
--------------------------------------------------------------------------------------------------------------------
     Retained deficit                                                    (186,436)           (305,091)
--------------------------------------------------------------------------------------------------------------------
     Unearned compensation                                                     --              (1,825)
--------------------------------------------------------------------------------------------------------------------
     Accumulated other comprehensive income                                 2,748              17,404
                                                                            -----              ------
--------------------------------------------------------------------------------------------------------------------
         Total shareholders' equity (deficit)                              61,741             (49,550)
                                                                           ------             -------
--------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity (deficit)                  $ 1,001,950          $1,079,564
                                                                      ===========          ==========
--------------------------------------------------------------------------------------------------------------------

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
                                              CENVEO, INC., AND SUBSIDIARIES
                                      CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                      (in thousands)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       YEARS ENDED
                                                                                                      DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    2006         2005
--------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
--------------------------------------------------------------------------------------------------------------------------
  Net income (loss)                                                                                 $118,655    $(135,052)
--------------------------------------------------------------------------------------------------------------------------
    Adjustments to reconcile net income (loss) to net cash provided by operating activities:
--------------------------------------------------------------------------------------------------------------------------
     Gain on sale of discontinued operations, net of taxes                                          (127,438)          --
--------------------------------------------------------------------------------------------------------------------------
     Income from discontinued operations, net of taxes                                               (13,042)     (13,049)
--------------------------------------------------------------------------------------------------------------------------
     Depreciation                                                                                     35,220       43,101
--------------------------------------------------------------------------------------------------------------------------
     Amortization of other intangible assets                                                           5,473        5,147
--------------------------------------------------------------------------------------------------------------------------
     Amortization of deferred financing costs                                                          1,728        3,603
--------------------------------------------------------------------------------------------------------------------------
     Deferred income taxes                                                                           (10,881)      35,665
--------------------------------------------------------------------------------------------------------------------------
     Non-cash restructuring, impairment and other charges, net                                        10,346       32,010
--------------------------------------------------------------------------------------------------------------------------
     Loss on early extinguishment of debt                                                             32,744           --
--------------------------------------------------------------------------------------------------------------------------
     Loss on sale of non-strategic businesses                                                          2,035        4,479
--------------------------------------------------------------------------------------------------------------------------
     Provisions for bad debts                                                                          4,345        3,427
--------------------------------------------------------------------------------------------------------------------------
     Provisions for inventory obsolescence                                                             1,900        2,936
--------------------------------------------------------------------------------------------------------------------------
     Deferred compensation provision                                                                   5,954        2,505
--------------------------------------------------------------------------------------------------------------------------
     Loss (gain) on disposal of assets                                                                   379         (555)
--------------------------------------------------------------------------------------------------------------------------
Changes in operating assets and liabilities, excluding the effects of acquired businesses:
--------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                                                              (6,508)         341
--------------------------------------------------------------------------------------------------------------------------
     Inventories                                                                                       2,212         (139)
--------------------------------------------------------------------------------------------------------------------------
     Accounts payable and accrued compensation and related liabilities                               (15,905)     (59,386)
--------------------------------------------------------------------------------------------------------------------------
     Other working capital changes                                                                   (23,790)       8,652
--------------------------------------------------------------------------------------------------------------------------
     Other, net                                                                                       (2,688)       2,312
                                                                                                    --------        -----
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in) continuing operating activities                               20,739      (64,003)
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by discontinued operating activities                                        2,617       25,330
--------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
--------------------------------------------------------------------------------------------------------------------------
     Cost of business acquisitions, net of cash acquired                                             (49,425)      (3,552)
--------------------------------------------------------------------------------------------------------------------------
     Capital expenditures                                                                            (19,930)     (28,154)
--------------------------------------------------------------------------------------------------------------------------
     Acquisition payments                                                                             (4,653)      (4,053)
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from divestitures, net                                                                   3,189        8,377
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from sale of property, plant and equipment                                              11,475        3,796
                                                                                                      ------        -----
--------------------------------------------------------------------------------------------------------------------------
         Net cash used in investing activities of continuing operations                              (59,344)     (23,586)
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from the sale of discontinued operations                                               211,529           --
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from the sale of property, plant and equipment of discontinued operations                   --          211
--------------------------------------------------------------------------------------------------------------------------
     Capital expenditures for discontinued operations                                                   (632)      (2,603)
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in) investing activities of discontinued operations              210,897       (2,392)
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in) investing activities                                         151,553      (25,978)
--------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
--------------------------------------------------------------------------------------------------------------------------
     Repayment of 9 5/8% senior notes                                                               (339,502)          --
--------------------------------------------------------------------------------------------------------------------------
     (Repayments) borrowings under senior secured revolving credit facility, net                    (123,931)      45,490
--------------------------------------------------------------------------------------------------------------------------
     Repayments of term loan                                                                            (813)          --
--------------------------------------------------------------------------------------------------------------------------
     Repayments of other long-term debt                                                              (13,095)      (3,123)
--------------------------------------------------------------------------------------------------------------------------
     Payment of redemption premiums and expenses                                                     (26,142)          --
--------------------------------------------------------------------------------------------------------------------------
     Payment of debt issuance costs                                                                   (3,770)          --
--------------------------------------------------------------------------------------------------------------------------
     Purchase and retirement of common stock and cancellation of restricted share units               (1,786)        (187)
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from issuance of term loan                                                             325,000           --
--------------------------------------------------------------------------------------------------------------------------
     Borrowings under new revolving credit facility, net                                              15,500           --
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from exercise of stock options                                                           1,956       22,433
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from excess tax benefit from stock based compensation                                    1,168           --
                                                                                                       -----           --
--------------------------------------------------------------------------------------------------------------------------
         Net cash (used in) provided by financing activities                                        (165,415)      64,613
--------------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents of continuing operations                     14          107
--------------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents of discontinued operations                   15          170
                                                                                                          --          ---
--------------------------------------------------------------------------------------------------------------------------
         Net increase in cash and cash equivalents                                                     9,523          239
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                                         1,035          796
                                                                                                       -----          ---
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                                             $10,558       $1,035
                                                                                                     =======       ======
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

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                                      ###

In addition to results presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"), the Company included in this release certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP net income and non-GAAP operating income. These non-GAAP financial measures are defined above, and should be used in conjunction with GAAP financial measures. These non-GAAP financial measures are not presented as an alternative to cash flow from operations, as a measure of our liquidity or as an alternative to net income as an indicator of our operating performance. The non-GAAP financial measures as used herein may not be comparable to similarly titled measures reported by competitors.

We believe the use of Adjusted EBITDA, non-GAAP net income and non-GAAP operating income along with GAAP financial measures enhances the understanding of our operating results and is useful to investors in comparing our operating performance with that of our competitors and estimating our enterprise value. Adjusted EBITDA is a useful tool in evaluating the core operating results of the Company given the significant variation that can result from, for example, the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets' lives. We also use Adjusted EBITDA internally to evaluate operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities. The non-GAAP financial measures included in this press release are reconciled to their most directly comparable GAAP financial measures in the tables included herein.

                                      ###

CENVEO, INC. (NYSE: CVO), WWW.CENVEO.COM, IS ONE OF NORTH AMERICA'S LEADING PROVIDERS OF PRINT AND VISUAL COMMUNICATIONS, WITH ONE-STOP SERVICES FROM DESIGN THROUGH FULFILLMENT. THE COMPANY'S BROAD PORTFOLIO OF SERVICES AND PRODUCTS INCLUDE COMMERCIAL PRINTING, ENVELOPES, LABELS, PACKAGING AND BUSINESS DOCUMENTS DELIVERED THROUGH A NETWORK OF PRODUCTION, FULFILLMENT AND DISTRIBUTION FACILITIES THROUGHOUT NORTH AMERICA.

                            -----------------------

Statements made in this release, other than those concerning historical financial information, may be considered "forward-looking statements," which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to update any forward-looking statements made herein. Factors that could cause actual results to differ materially from management's expectations include, without limitation: (1) our substantial indebtedness impairing our financial condition and limiting our ability to incur additional debt; (2) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (3) the potential to incur additional indebtedness, exacerbating the above factors;
(4) cross default provisions in our indebtedness, which could cause all of our debt to become due and payable as a result of a default under an unrelated debt instrument; (5) our ability to successfully integrate acquisitions; (6) intense competition in our industry; (7) the absence of long-term customer agreements in our industry, subjecting our business to fluctuations; (8) factors affecting the U.S. postal services impacting demand for our products;
(9) increases in paper costs and decreases in its availability; (10) our history of losses and ability to return to consistent profitability; (11) the availability of the Internet and other electronic media affecting demand for our products; (12) our labor relations; (13) compliance with environmental rules and regulations; (14) dependence on key management personnel; and (15) general economic, business and labor conditions. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact the Company's business. Additional information regarding these and other factors can be found in the Company's periodic filings with the SEC, which are available at http://www.cenveo.com.


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Inquiries from analysts and investors should be directed to Robert G. Burton,
Jr. at (203) 595-3005.

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